Exhibit 10.2

AMENDMENT TO STANDARD COMMERCIAL CORPORATION SUPPLEMENTAL RETIREMENT PLAN

          WHEREAS, Alliance One International, Inc. (the “Employer”), as successor in interest to Standard Commercial Corporation, is the sponsor of the Standard Commercial Corporation Supplemental Retirement Plan (the “Supplemental Plan”); and

WHEREAS, the Employer has retained the right to amend or modify the Supplemental Plan; and

          WHEREAS, the Qualified Plan is being merged into the Alliance One International, Inc. Pension Plan (formerly known as the DIMON Incorporated Cash Balance Plan) (the “Alliance One Plan”) as of January 1, 2006, and the Employer desires to freeze benefits under the Supplemental Plan prior to such merger;

NOW, THEREFORE, the Supplemental Plan is hereby amended as set forth below, effective December 30, 2005:

1.	A new paragraph shall be added at the end of Section 1.06 of the Supplemental Plan, which shall read as follows:

“The Participant’s Excess Pension Plan Benefit shall not be greater than his or her Excess Pension Plan Benefit determined as of December 31, 2005, based on his or her accrued benefit under the Basic Plan as of December 31, 2005.”

2.	A new Sections 3.14 shall be added at the end of Section III of the Supplemental Plan, which shall read as follows:

"3.14 Good Faith Compliance with 409A.  If any portion of a Participant’s benefit under this Plan is subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), then the Plan shall be administered in good faith compliance with Section 409A and applicable guidance thereunder with respect to that portion of the Participant’s benefit.”

3.	Capitalized words not otherwise defined in this Amendment shall have the definitions attributed to them in the Supplemental Plan.

IN WITNESS WHEREOF, Alliance One International, Inc. has, by an authorized officer, executed this amendment on this the 30th day of December, 2005.

ALLIANCE ONE INTERNATIONAL, INC.

By: /s/ Michael K. McDaniel
Name: Michael K. McDaniel
Title: Senior Vice President – Human Resources
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